BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Cover Sheet

INFUZED BRANDS INC.

Confirmation of Service

Form Filed:	Notice of Change of Directors
Date and Time of Filing:	December 10, 2019 11:14 AM Pacific Time
Name of Company:	INFUZED BRANDS INC.
Incorporation Number:	**BC1192738**

This package contains:

- Certified Copy of the Notice of Articles

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: December 10, 2019 11:14 AM Pacific Time

Incorporation Number: **BC1192738**

Recognition Date and Time: *Incorporated on January 4, 2019 09:56 AM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

INFUZED BRANDS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 1000
409 GRANVILLE STREET
VANCOUVER BC V6C 1T2
CANADA

Delivery Address:
SUITE 1000
409 GRANVILLE STREET
VANCOUVER BC V6C 1T2
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 1000
409 GRANVILLE STREET
VANCOUVER BC V6C 1T2
CANADA

Delivery Address:
SUITE 1000
409 GRANVILLE STREET
VANCOUVER BC V6C 1T2
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Marshall, Corby

Mailing Address:	Delivery Address:
111 JOHNSTON STREET SAVANNAH GA 31405 UNITED STATES	111 JOHNSTON STREET SAVANNAH GA 31405 UNITED STATES

Last Name, First Name, Middle Name:
Williams, Racquel

Mailing Address:	Delivery Address:
3565 MCVICAR COURT COQUITLAM BC V3E 0M6 CANADA	3565 MCVICAR COURT COQUITLAM BC V3E 0M6 CANADA

Last Name, First Name, Middle Name:
Lalani, Faizaan

Mailing Address:	Delivery Address:
307 - 630 E. BROADWAY VANCOUVER BC V5T 0J1 CANADA	307 - 630 E. BROADWAY VANCOUVER BC V5T 0J1 CANADA

Last Name, First Name, Middle Name:
Notar, Lauren

Mailing Address:	Delivery Address:
395 MARTHA STREET BURLINGTON ON L7R 4A9 CANADA	395 MARTHA STREET BURLINGTON ON L7R 4A9 CANADA

Last Name, First Name, Middle Name:
Love, Jigme

Mailing Address:	Delivery Address:
1541 EAST 31ST AVENUE VANCOUVER BC V5N 3B1 CANADA	1541 EAST 31ST AVENUE VANCOUVER BC V5N 3B1 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached